                                    EXHIBIT 4

                            FORM CERTIFICATIONS UNDER
                          SECTION 906 OF SARBANES-OXLEY
                                  CERTIFICATION

In connection with the annual report of ID Biomedical Corporation (the "Company") on Form 40-F for the fiscal year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony F. Holler, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/  ANTHONY F. HOLLER


Name: Anthony F. Holler
Title: Chief Executive Officer


May 14, 2003


A signed original of this written statement required by Section 906 has been provided to ID Biomedical and will be retained by ID Biomedical and furnished to the Securities and Exchange Commission or its staff upon request.

                            FORM CERTIFICATIONS UNDER
                          SECTION 906 OF SARBANES-OXLEY
                                  CERTIFICATION

In connection with the annual report of ID Biomedical Corporation (the "Company") on Form 40-F for the fiscal year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard Bear, Vice President of Finance and Administration of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/  RICHARD BEAR


Name:  Richard Bear
Title: Vice President of Finance and Administration


May 14, 2003


A signed original of this written statement required by Section 906 has been provided to ID Biomedical and will be retained by ID Biomedical and furnished to the Securities and Exchange Commission or its staff upon request.